UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): August 9, 2015

CVR PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35120 (Commission File Number)	56-2677689 (I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500 Sugar Land, Texas 77479 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 9, 2015, CVR Partners, LP (“CVR Partners”), Lux Merger Sub 1 LLC, a direct wholly owned subsidiary of CVR Partners (“Merger Sub 1”), and Lux Merger Sub 2 LLC, a direct wholly owned subsidiary of CVR Partners (“Merger Sub 2”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Rentech Nitrogen Partners, L.P. (“Rentech Nitrogen”) and Rentech Nitrogen GP, LLC (“Rentech Nitrogen GP”), pursuant to which CVR Partners will acquire Rentech Nitrogen and Rentech Nitrogen GP in exchange for a combination of common units representing limited partner interests in CVR Partners (“CVR Common Units”) and cash. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub 1 will be merged with and into Rentech Nitrogen GP, with Rentech Nitrogen GP continuing as the surviving entity and a wholly owned subsidiary of CVR Partners, and Merger Sub 2 will be merged with and into Rentech Nitrogen, with Rentech Nitrogen continuing as the surviving entity and a wholly owned subsidiary of CVR Partners (together, the “Merger”).
Under the terms of the Merger Agreement, each outstanding common unit representing a limited partner interest in Rentech Nitrogen (each, a “Rentech Nitrogen Common Unit”), other than certain units held by affiliates of CVR Partners, will be converted into the right to receive 1.04 newly issued CVR Common Units and $2.57 in cash (the “Merger Consideration”). Phantom units granted and outstanding under Rentech Nitrogen’s equity plans and held by an employee who will continue in the employment of a CVR Partners-affiliated entity upon closing of the Merger will be cancelled and replaced with new incentive awards of substantially equivalent value and on similar terms. Each phantom unit granted and outstanding and held by (x) an employee who will not continue in employment of a CVR Partners-affiliated entity, or (y) a director of Rentech Nitrogen GP will, upon closing of the Merger, vest in full and be entitled to receive the Merger Consideration.
The completion of the Merger is subject to satisfaction or waiver of closing conditions, including (1) the adoption of the Merger Agreement by holders of a majority of the outstanding Rentech Nitrogen Common Units, (2) the effectiveness of a registration statement on Form S-4, (3) the approval for listing of the CVR Common Units issuable as part of the Merger Consideration on the New York Stock Exchange, (4) the sale or spin-off by Rentech Nitrogen of Rentech Nitrogen’s Pasadena facility on terms specified in the Merger Agreement, (5) the absence of certain events of default under the indenture governing Rentech Nitrogen’s 6.500% Second Lien Senior Secured Notes due 2021 and (6) other customary conditions such as expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).
The Merger Agreement contains customary representations and warranties from both CVR Partners and Rentech Nitrogen, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time of the Merger, (2) the obligation to use commercially reasonable efforts to cause the Merger to be consummated and to obtain expiration of the waiting period under the HSR Act, subject to certain exceptions and (3) the obligation of Rentech Nitrogen, subject to certain exceptions, to call a meeting of its unitholders to approve the Merger Agreement and, subject to certain exceptions, to recommend that its unitholders approve the Merger Agreement and the Merger. The Merger Agreement also prohibits Rentech Nitrogen from soliciting alternative acquisition proposals, subject to certain exceptions.
The Merger Agreement contains certain termination rights for both CVR Partners and Rentech Nitrogen and further provides that upon termination of the Merger Agreement, under certain circumstances, either party may be required to make an expense reimbursement payment of $10,000,000, and Rentech Nitrogen may be required to pay CVR Partners a termination fee equal to $31,200,000.
The summary of the Merger Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.
Voting Agreement
On August 9, 2015, CVR Partners also entered into a Voting and Support Agreement (the “Voting Agreement”) with Rentech, Inc. (“RTK”), Rentech Nitrogen Holdings, Inc. (“Rentech Nitrogen Holdings”), and DSHC, LLC (“DSHC” and, together with RTK and Rentech Nitrogen Holdings, the “Rentech Nitrogen Unitholders”) with respect to the Merger Agreement. The Voting Agreement restricts the Rentech Nitrogen Unitholders from selling or subjecting to a separate voting agreement the Rentech Nitrogen Common Units owned by such Rentech Nitrogen Unitholders. The Voting Agreement generally requires that each of the Rentech Nitrogen Unitholders vote or cause to be voted all Rentech Nitrogen Common Units owned by such Rentech Nitrogen Unitholder in favor of the Merger Agreement and against alternative transactions, subject to certain exceptions. The Rentech Nitrogen Unitholders beneficially own approximately 59.7% of the outstanding Rentech Nitrogen Common Units. The Voting Agreement will terminate upon the earlier to occur of (a) the consummation of the Merger and (b) the termination of the Merger Agreement pursuant to and in compliance with its terms. The Voting Agreement also prohibits the Rentech Nitrogen Unitholders from soliciting alternative acquisition proposals, subject to certain exceptions.
The summary of the Voting Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Voting Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.
Registration Rights Agreement
On August 9, 2015, CVR Partners and Coffeyville Resources, LLC, the sole member of the general partner of CVR Partners (“Coffeyville”), entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Rentech Nitrogen Holdings and DSHC. Under the Registration Rights Agreement, CVR Partners is required to file or cause to be filed with the Securities and Exchange Commission (the “SEC”) a registration statement with respect to the public resale of the CVR Common Units issued to Rentech Nitrogen Holdings and DSHC as part of the Merger Consideration. CVR Partners is required to file or cause to be filed the registration statement within 30 days following the closing under the Merger Agreement and is required to cause the registration statement to become effective as soon as reasonably practicable thereafter but in no event later than 120 days after the effective time of the Merger. Further, Rentech Nitrogen Holdings and DSHC will have the right to participate in certain future underwritten public offerings of CVR Common Units and to initiate an underwritten offering of the CVR Common Units received by Rentech Nitrogen Holdings and DSHC as Merger Consideration, subject to certain conditions.

The summary of the Registration Rights Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Transaction Agreements

Rentech Nitrogen Unitholders Transaction Agreement

On August 9, 2015, CVR Partners and Coffeyville also entered into a Transaction Agreement (the “Rentech Nitrogen Unitholders Transaction Agreement”) with the Rentech Nitrogen Unitholders pursuant to which the Rentech Nitrogen Unitholders will have the right to appoint two directors (the “Rentech Unitholder Director Appointees”) to the board of directors of CVR GP, LLC, the general partner of CVR Partners (“CVR GP,” and such board, the “CVR GP Board”), subject to certain minimum ownership thresholds based on (i) for the first year following the closing of the Merger Agreement, the combined ownership in CVR Common Units of the Rentech Nitrogen Unitholders and GSO Capital Partners LP (“GSO”) and any of its affiliates or managed funds (the “GSO Funds”), and (ii) during the second year following the closing of the Merger Agreement, the ownership in CVR Common Units of Rentech Nitrogen Unitholders. Under the Rentech Nitrogen Unitholders Transaction Agreement, the size of the CVR GP Board, currently of seven seats, will increase by two seats following the closing of the Merger and may be increased further up to a total of eleven seats. The required increase of two seats represents the addition of two seats for the Rentech Unitholder Director Appointees. The Rentech Nitrogen Unitholders right to appointment will be reduced by one seat when and if their ownership (as calculated above) falls below 15% of the outstanding CVR Common Units, and will terminate when and if their ownership (as calculated above) falls below 7.5% of the outstanding CVR Common Units. It is expected that Coffeyville, the sole member of CVR GP, will add two additional seats to the CVR GP Board and appoint directors to fill those seats, such that the CVR GP Board following the closing of the Merger will have a total of eleven directors.

The Rentech Nitrogen Unitholders Transaction Agreement also contains certain lock-up and standstill provisions to which the Rentech Nitrogen Unitholders are subject. Among other things, these provisions will, subject in each case to exceptions specified in the Rentech Nitrogen Unitholders Transaction Agreement, (i) limit the ability of the Rentech Nitrogen Unitholders to transfer the CVR Common Units received by them in the Merger for 180 days following closing of the Merger and (ii) place restrictions on the Rentech Nitrogen Unitholders’ ability to acquire additional CVR Common Units, propose certain transactions involving CVR Partners and take certain actions to influence the management of CVR Partners for one year following closing of the Merger.

GSO Transaction Agreement

On August 9, 2015, CVR Partners also entered into a Transaction Agreement (the “GSO Transaction Agreement” and, together with the Rentech Nitrogen Unitholders Transaction Agreement, the “Transaction Agreements”) with the GSO Funds and GSO, pursuant to which the GSO Funds are subject to certain lock-up and standstill provisions in connection with the consummation of the Merger Agreement. Among other things, these provisions will, subject in each case to exceptions specified in the GSO Transaction Agreement, (i) limit the ability of the GSO Funds to transfer the CVR Common Units received by them in the Merger for 180 days following closing of the Merger and (ii) place restrictions on the GSO Funds’ ability to acquire additional CVR Common Units, propose certain transactions involving CVR Partners and take certain actions to influence the management of CVR Partners for one year following closing of the Merger.

The summary of the Transaction Agreements in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Transaction Agreements, which are filed as Exhibits 10.2 and 10.3 hereto and incorporated herein by reference.

Commitment Letter

On August 9, 2015, CVR Partners entered into a commitment letter (the “Commitment Letter”) with Coffeyville, pursuant to which Coffeyville has committed to, on the terms and subject to the conditions set forth in the Commitment Letter, make available to CVR Partners term loan financing of up to $150 million, which amounts would be available to fund the cash portion of the Merger Consideration and transaction related expenses. Such term loan, if drawn, would have a one year term.

The summary of the Commitment Letter in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Commitment Letter, which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

The Merger Agreement, the Voting Agreement, the Registration Rights Agreement, the Transaction Agreements and the Commitment Letter and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Merger Agreement, the Voting Agreement, the Registration Rights Agreement, the Transaction Agreements and the Commitment Letter. They are not intended to provide any other factual information about CVR Partners, Rentech Nitrogen or their respective subsidiaries, affiliates or equity holders. The representations, warranties and covenants contained in the Merger Agreement, the Voting Agreement, the Registration Rights Agreement, the Transaction Agreements and the Commitment Letter were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the respective parties to such agreements; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of CVR Partners, Rentech Nitrogen or any of their respective subsidiaries, affiliates, businesses, or equity holders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, the Voting Agreement, the Registration Rights Agreement, the Transaction Agreements and the Commitment Letter, which subsequent information may or may not be fully reflected in public disclosures by CVR Partners or Rentech Nitrogen. Accordingly, investors should read the representations and warranties in the Merger Agreement, the Voting Agreement, the Registration Rights Agreement, the Transaction Agreements and the Commitment Letter not in isolation but only in conjunction with the other information about CVR Partners, Rentech Nitrogen and their respective parents, affiliates and subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Item 8.01. Other Events.

To the extent required, the information set forth in Item 1.01 is incorporated into this Item 8.01 by reference.

Information for Unitholders
In connection with the proposed transaction, CVR Partners intends to file a registration statement on Form S-4 that will include a prospectus of CVR Partners and a proxy statement of Rentech Nitrogen, and CVR Partners and Rentech Nitrogen intend to file other documents, with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
A definitive proxy statement / prospectus will be sent to unitholders of Rentech Nitrogen seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement / prospectus (when available) and other documents filed by CVR Partners and Rentech Nitrogen with the SEC at the SEC’s website, www.sec.gov. The definitive proxy statement / prospectus (when available) and such other documents relating to CVR Partners may also be obtained free of charge by directing a request to CVR Partners LP, Attn: Investor Relations, 2277 Plaza Drive, Suite 500, Sugar Land, TX 77479. The definitive proxy statement / prospectus (when available) and such other documents relating to Rentech

Nitrogen may also be obtained free of charge by directing a request to Rentech Nitrogen Partners, L.P., Attn: Investor Relations, Julie Dawoodjee Cafarella, 10877 Wilshire Blvd., 10th Floor, Los Angeles, CA 90024.
Participants in the Solicitation
CVR Partners, Rentech Nitrogen and their respective directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information regarding directors and executive officers of CVR Partners’ general partner is contained in CVR Partners’ Form 10-K for the year ended December 31, 2014, which has been filed with the SEC. Information regarding directors and executive officers of Rentech Nitrogen’s general partner is contained in Rentech Nitrogen’s Form 10-K for the year ended December 31, 2014, which has been filed with the SEC. A more complete description will be available in the registration statement and the proxy statement/prospectus.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Forward-Looking Statements
This communication may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond CVR Partners’ and Rentech Nitrogen’s control, including the ability to consummate the proposed transaction; the ability to obtain the requisite regulatory approvals, the ability of Rentech Nitrogen to obtain unitholder approval, the ability of Rentech Nitrogen to divest or distribute its Pasadena facility, and the satisfaction of other conditions to consummation of the transaction; the ability of CVR Partners to successfully integrate Rentech Nitrogen’s operations and employees; the ability to realize anticipated synergies and cost savings; the potential impact of the announcement of the transaction or consummation of the transaction on relationships, including with employees, suppliers, customers and competitors; the ability to finance the transaction and the combined company; and the ability to achieve revenue growth. An extensive list of factors that can affect future results are discussed in CVR Partners’ Annual Reports on Form 10-K, Rentech Nitrogen’s Annual Reports on Form 10-K and other documents filed from time to time with the SEC. CVR Partners and Rentech Nitrogen undertake no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of the Exhibit
2.1*	Agreement and Plan of Merger, dated as of August 9, 2015, by and among CVR Partners, LP, Lux Merger Sub 1, LLC, Lux Merger Sub 2, LLC, Rentech Nitrogen Partners, L.P., and Rentech Nitrogen GP, LLC.
4.1	Registration Rights Agreement, dated as of August 9, 2015, by and among CVR Partners, Coffeyville Resources, LLC, Rentech Nitrogen Holdings, Inc., and DSHC, LLC.
10.1	Voting and Support Agreement, dated as of August 9, 2015, by and among CVR Partners, LP, Rentech, Inc., Rentech Nitrogen Holdings, Inc., and DSHC, LLC.
10.2	Transaction Agreement, dated as of August 9, 2015, by and among CVR Partners, LP, Coffeyville Resources, LLC, Rentech, Inc., Rentech Nitrogen Holdings, Inc., and DSHC, LLC.
10.3
Transaction Agreement, dated as of August 9, 2015, by and among CVR Partners, LP, GSO Special Situations Overseas Master Fund Ltd., GSO Special Situations Fund LP, GSO Palmetto Opportunistic Investment Partners LP, GSO Credit-A Partners LP, Steamboat Credit Opportunities Master Fund LP, GSO Coastline Credit Partners LP, GSO Cactus Credit Opportunities Fund LP and GSO Aiguille des Grands Montets Fund II LP and GSO Capital Partners LP.

10.4	Commitment Letter, dated as of August 9, 2015, by and between Coffeyville Resources, LLC and CVR Partners, LP.
*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CVR Partners hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 13, 2015

CVR Partners, LP
By: CVR GP, LLC, its general partner

By:	/s/ Susan M. Ball
Susan M. Ball
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
2.1*	Agreement and Plan of Merger, dated as of August 9, 2015, by and among CVR Partners, LP, Lux Merger Sub 1, LLC, Lux Merger Sub 2, LLC, Rentech Nitrogen Partners, L.P., and Rentech Nitrogen GP, LLC.
4.1	Registration Rights Agreement, dated as of August 9, 2015, by and among CVR Partners, Coffeyville Resources, LLC, Rentech Nitrogen Holdings, Inc., and DSHC, LLC.
10.1	Voting and Support Agreement, dated as of August 9, 2015, by and among CVR Partners, LP, Rentech, Inc., Rentech Nitrogen Holdings, Inc., and DSHC, LLC.
10.2	Transaction Agreement, dated as of August 9, 2015, by and among CVR Partners, LP, Coffeyville Resources, LLC, Rentech, Inc., Rentech Nitrogen Holdings, Inc., and DSHC, LLC.
10.3
Transaction Agreement, dated as of August 9, 2015, by and among CVR Partners, LP, GSO Special Situations Overseas Master Fund Ltd., GSO Special Situations Fund LP, GSO Palmetto Opportunistic Investment Partners LP, GSO Credit-A Partners LP, Steamboat Credit Opportunities Master Fund LP, GSO Coastline Credit Partners LP, GSO Cactus Credit Opportunities Fund LP and GSO Aiguille des Grands Montets Fund II LP and GSO Capital Partners LP.

10.4	Commitment Letter, dated as of August 9, 2015, by and between Coffeyville Resources, LLC and CVR Partners, LP.
*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CVR Partners hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.